POINTE FINANCIAL CORPORATION
                                 NON-STATUTORY
                             1994 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Pointe Financial Corporation Non-Statutory 1994 Stock Option Plan (the "Plan") is to advance the interest of Pointe Financial Corporation and its subsidiaries (collectively referred to herein as the "Company"), by encouraging and enabling the acquisition, through option granted under the Plan, of a personal and financial interest in the Company by certain officers and other employees of the Company or its subsidiaries and by Directors and Directors Emeriti who are not officers or employees of the Company or its subsidiaries ("Outside Directors"), to retain present employees, to compete effectively with other enterprises for the services of new employees, to stimulate the efforts of said employees on their employer's behalf, to provide Outside Directors with an incentive to achieve long-term objectives of the Company, to attract and retain non-employee directors of outstanding competence, and to provide such Outside Directors with an opportunity to acquire an equity interest in the Company.

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), subject to and in accordance with the following provisions:

         (a) The Board shall have the power, subject to and within the limitations of the express provisions of the Plan:

         (i) to determine from time to time which of the eligible persons designated in Paragraph 4 hereof shall be granted options under the Plan (the "Optionees") and the time or times when and the number of shares for which options (the "Options") shall be granted to them;

        (ii) to construe and interpret the Plan and to define the terms used therein, and to prescribe and establish, amend, rescind and revoke rules and regulations relating to the administration of the Plan;

       (iii) to determine the duration and purpose of the leaves of absence which may be granted to Optionees, without constituting the termination of their employment for purposes of the Plan;

        (iv) pursuant to and in the exercise of the powers contained herein, to correct any defect or supply any omission, or reconcile any inconsistency in the Plan or any Option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan effective;
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         (v) to prescribe the terms and provisions (not inconsistent with the Plan) of each Option granted under the Plan (which need not be identical); and

        (vi) to make all other determinations necessary or advisable for the administration of the Plan and to exercise such power and to perform such actions deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

         The Board shall have the final power to determine all questions of policy or expediency which may arise in the administration of the Plan, and such determinations of the Board in the matters referred to in the foregoing clause or otherwise in the Plan shall be conclusive and binding upon the applicable parties. All power and authority of the Board and all determinations made by the Board in its sole discretion.

         (b) The Board, by resolution, may delegate the administration of the Plan to three or more persons (the "Committee"). If administration is delegated as aforesaid, the delegates, as the Committee, shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board in its capacity as the administrator of the Plan, subject, however, to the exercise of such power not being inconsistent with the provisions of the Plan as from time to time may be adopted by the Board to determine all questions of policy and expediency in administration of the plan. The Board at any time, by resolution, may abolish the Committee and revest the administration of the Plan in the Board.

         (c) The Board shall hold its meetings at such times and such places as it deems advisable and a majority of its members shall constitute a quorum. All actions of the Board shall be taken by majority vote of its members entitled to vote upon the matter before it. In lieu of a meeting, any such action may also be taken by the written consent of all members of the Board entitled to vote on the matters before it.

         3. STOCK. The shares of stock of the Company available for the grant of Options under this plan shall consist of the Company's authorized but unissued Common Stock (the "Common Stock") or shares of Common Stock held by the Company in its treasury or the number or kind of shares of stock or other securities which shall be substituted for said shares or to which said shares shall be adjusted, as provided in Paragraph 7 below. The number of shares for which Options may be granted shall not exceed 20,000 shares per year for a total of 100,000 shares (subject to adjustment as provided in Paragraph 7 of the Plan). In the event that any outstanding Option under the Plan for any reason shall lapse, expire or terminate, the shares of Common Stock allocable to the

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unexercised portion of such Option may again be made available for the granting of an Option under this Plan without being deemed to cause a reduction in the balance of shares of Common Stock available for the granting of Options.

         4. PARTICIPANTS. "Participant" shall be defined to mean those persons who are employed by or serve the Company or its subsidiaries as an officer or employee (whether or not they are directors or otherwise compensated) and those persons who are members of the Board of Directors of the Company or any of its subsidiaries. "Optionee" shall be defined to mean a Participant who, as a valued officer, employee, or Director of the Company or its subsidiaries, or if designated as Director Emeritus, for so long as so designated, has been selected for and granted an Option or Options by the Board in accordance with the provisions of the Plan. For purposes hereof, the terms "employed by" and "employment" shall include service as a Director or designation as Director Emeritus. Any Participant may be granted more than one Option by the Board. Notwithstanding anything to the contrary contained in the Plan, nothing contained in this Plan nor in any option granted pursuant to the Plan shall be deemed or construed as imposing upon the Company or any of its subsidiaries an obligation or responsibility to continue the affiliation or employment of any Optionee or Participant, nor limit in any way the right of the Company or its subsidiaries, as applicable, to terminate the Optionee's or Participant's employment or position or position with the Company or its subsidiaries, nor confer upon or be construed as permitting an Optionee or Participant any right to continue in the employ or service of the Company or any of its subsidiaries, nor to interfere in any way with the right of the Company or any of its subsidiaries to reduce any Optionee's or Participant's compensation and benefits from that existing from time to time, including that as existing at the time of the adoption of the Plan or of the granting of any Option. So long as Optionee shall continue to serve or be employed by the Company or its subsidiaries, his Option shall not be affected by any change of deputy or position or by any temporary leave of absence approved by the Board.

         5. GRANT AND TERMS OF OPTIONS. The Board may, from time to time, grant Options to purchase Common Stock to eligible Participants in accordance with the provisions of the Plan and upon such other terms and conditions as are not inconsistent with the provisions and purposes of the Plan. The Board shall determine the number of shares, if any, to be granted in any year, the Participants to whom such Options shall be granted, the number of shares to be granted to each Participant selected by the Board, and all other matters pertaining thereto. All options granted pursuant to the Plan shall be evidenced by Option agreements ("Option Agreements") which need not be identical but which shall be made by the Board in accordance with the following provisions:

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         (a) Terms of Options. No Option shall expire later than five (5) years from the date it is granted, but each such Option shall be subject to earlier termination as provided in subparagraph (g) below.

         (b) Exercise of Options. Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined by the Board. Each Option may be exercisable in one or more "installments" (which need not be equal) and/or in total and at such times as the Board shall determine. To the extent not exercised, installments may, if provided by the Board, accumulate and be exercised in whole or in part at any time after installments become exercisable but not later than the date the Option, or any such installment right to exercise the option, expires as determined by the Board.

         (c) Price. The purchase price per share of Common Stock shall be the "fair market value per share" of the Common Stock on the date the Option is granted. For purposes of the Plan, the term "fair market value per share" shall be defined to mean the total equity available to the holders of the Common Stock divided by the total number of outstanding shares of Common Stock, except that, notwithstanding the foregoing, if any arm's length trades in the Common Stock were made in the three (3) months preceding the date on which the Option was granted, "fair market value per share" shall be defined to mean the average price per share of any such trades. The price per share shall be subject to adjustment, as applicable under Paragraph 7 hereof. All price computations shall be subject to the final determination of the Board, which shall be conclusive upon all parties, and the Board shall further have the right to establish different methods of computation of "Fair market value per share" if the circumstances shall make the foregoing methods impractical or if the Board shall determine that a different method shall be appropriate and equitable.

         (d) Number of Shares. The number of shares granted for each Option shall be determined by the Board but shall not be less than fifty (50) shares and, furthermore, no Option may be exercised for the purchase of less than twenty-five (25) shares at any one time unless, by virtue of such exercise, the balance of all unpurchased shares available to be purchased under the Option are then purchased. No fractional shares shall be issued.

         (e) Payment. The purchase price of the Common Stock sold pursuant to an Option shall be paid in cash or in such other manner as may be determined by the Board.

         (f) Notice of Exercise. To the extent that the right to purchase shares has accrued thereunder, Options may be exercised from time to time by notice to the Company, as the Board may prescribe or approve, stating the number of shares for which the Option is being exercised. The date the notice is received by the

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Company shall be the exercise date. Any cash payment and other appropriate evidence of payment for the shares purchased under the terms of the Option shall be made within five (5) business days after the exercise data. At the time of such payment, or as soon as reasonable thereafter, the Company shall deliver to the applicable Optionee a certificate or certificates for the shares of Common Stock purchased and shall pay any transfer or issue tax therefor.

         (g) Termination of Service. Subject to the Board's right to extend the period during which the Option may be exercised as provided below, immediately upon termination of the Optionee's employment with the Company or any of its subsidiaries, as applicable, all rights of the Optionee to exercise such Option shall then lapse, cease, and be terminated, unless the Board shall have provided expressly to the contrary by incorporating exceptions in the Optionee's Option Agreement in accordance with and as limited by the following provisions (i) and
(ii).

         (i) Reitirement or Disability. The Board may provide in the Option Agreement for a period not exceeding any one (1) year during which the Optionee shall have the right to exercise his Option following termination of employment if the Optionee's employment was terminated because of retirement under any pension or retirement plan of the Company or any of its subsidiaries, or with the approval of the Board, or because of disability, as determined by the Board.

        (ii) Death, The Board may provide in the Option Agreement, for a period not exceeding one (1) year, during which, if an Optionee's employment is terminated by his death, the person or persons to whom such Optionee's rights under such Options shall pass by applicable laws of descent and distribution, or his estate, as applicable, shall have the right to exercise such Option to the extent such Option was exercisable by the Optionee immediately prior to his death.

         (h) Non-Transferability of Options. Options shall not be transferred nor assigned except by will or by laws of descent and distribution. During the lifetime of the Optionee only the Optionee may exercise his Option, except said Option may be exercised by a person appointed under a durable power of attorney as power of attorney or attorney in face, made by the Optionee, pursuant to section 709.08, Florida Statutes, or by his duly appointed guardian in the event of his adjudication of incompetency. If the Optionee shall die, his Option shall be exercised only by his personal representative or administrator or his estate or by a person or persons to whom such Optionee's rights under such Option is passed by will or under the laws of descent or distribution, as applicable. Except as provided above, the Option


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shall not be transferred, pledged or hypothecated in any way; shall not be assigned by operation of law; and shall not be subject to execution, attachment, or similar process.

         (i) Non-Transferability of Stock Acquired. The Board shall have the right to impose, as a condition of purchasing the Common Stock under any Option granted hereunder, a restrictions on the transfer of shares acquired through the exercise of such Option.

         (j) Other Terms and Conditions. Options may contain such other provisions which may not be inconsistent with any of the foregoing terms as the Board may determine to be appropriate.

         6. USE OF PROCEEDS FROM OPTION. Proceeds from the sale of the Common Stock under the Options shall constitute general funds of the Company to be used for general corporate purposes.

         7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

         (a) If any shares of the Company's Common Stock are increased, decreased or changed into, exchanged for, or a dividend is declared consisting of, a different number or kind of shares or securities, whether through merger, consolidation, separation, reorganization, recapitalization, reclassification, stock dividend, stock, split, reverse split, combination of shares, exchange or shares, spin-off, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to unexercised Options or portions thereof granted prior to any such change and in all other numbers of shares provided for herein. Any such adjustment in an outstanding Option, however, may be made with or without a change in the total price applicable to the unexercised portion of the Option or with or without a corresponding adjustment in the price for each share covered by the Option, as the Board deems appropriate.


         (b) Notwithstanding the foregoing, upon dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation or other change in corporate structure in which the Company is not the surviving corporation, or pursuant to which the Company becomes a more than fifty percent (50%) subsidiary or another corporation, or upon the sale of substantially all of the property of the Company to another corporation, the Options issued hereunder shall terminate, unless provision was made by the Board in the Option Agreement granted by the Board or is made in connection with such transaction for the assumption of Options theretofore granted, or for the substitutions of such Options for new Options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices. Adjustments under this paragraph shall be made by the Board, whose determinations as to


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what adjustment shall be made, and the extent thereof, shall be conclusive.

         (c) In adjusting the Common Stock as described in subparagraphs (a) and
(b) above, or in determining that no such adjustment is necessary, the Board may rely upon the advice of counsel and accountants of the Company and the determination of the Board shall be conclusive. Whether or not the Board determines to make any such adjustment, it may nevertheless accelerate the exercisability of Options then outstanding for a limited period prior to the occurrence of any of such events or in other circumstances where the Board determines such acceleration appropriate. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

         (d) Notwithstanding anything to the contrary contained in the foregoing provisions of this Paragraph 7, the Board shall have the right to:

         (i) waive any adjustment as described in subparagraphs (a) and (b) above, because of the issuing of any shares for the acquisition of any corporation or assets by the Company; for the satisfaction of this or any other stock option plan; or for any new issue of corporation stock constituting a public offering or a private placement;

        (ii) provide in any Option Agreement (without requiring similar provisions in any other Option Agreement) that in the event of a dissolution or liquidation of the Company or upon any merger or consolidation or other change in corporate structure in which the Company is not the surviving corporation, or pursuant to which the company becomes a more than fifty percent (50%) subsidiary of another corporation, the Optionee shall have the right immediately prior to such liquidation, dissolution, merger or consolidation, or other change in corporate structure, to exercise his Options in whole or in part.

         8. TERMINATION AND AMENDMENT OF THE PLAN. The Board shall have the right at any time, without approval or further action on the part of the shareholders of the Company, to suspend, modify, amend or terminate the Plan and, with consent of the Optionee, to make such modification of the terms and conditions of his Option as the Board shall determine, and further to adopt such rules and regulations for carrying out the Plan, all as the Board shall determine; provide, however, no amendment or modification of the Plan shall be made by the Board which would: (i) materially increase the number of shares which may be issued under the Plan; or (ii) materially modify the requirements as to eligibility for Participants in the Plan; or (iii) materially increase the benefits accruing to Participants under the Plan; unless such amendment or modification shall be first approved by a majority of the total

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votes eligible to be case by the holders of the voting stock of the Company.
Except as provided in Paragraph 7, rights and obligations under any Option granted before amendment or modification of the Plan or prior to any suspension or termination of the Plan shall not be altered or impaired by such amendment, modification, alteration or suspension except with the consent of the person to whom the Option was granted. Notwithstanding the foregoing, the Board may grant to an Optionee, if otherwise eligible, extensions of or additional Options, or, with consent of the Optionee, grant a new Option in lieu of the outstanding Option, for a number of shares, at an Option price and for a term which in any respect may be greater or less than that of the prior Option, subject, however, to the provisions of the Plan as set forth herein.

         9. REGULATORY REQUIREMENTS. No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board shall determine that the listing, registration, of qualification of the shares of Common Stock subject to such Option on any securities exchange or under applicable governmental laws, rules or regulations, or the consent or approval of a governmental regulatory body, is necessary or desirable as a condition of or in connection with, the granting of such Option or the issuance of shares thereunder, unless (i) such listing, registration, qualification, consent, or approval shall have been effected or obtained for of any condition not acceptable to the Board; or (ii) the Board shall determine upon evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration required thereunder and/or an opinion of counsel, acceptable to the Board and its counsel, has been received by the Board to the effect that such registration is not required. Any determination in this connection by the Board and its counsel may require the imprinting of a legend upon any shares issued pursuant to an Option if it determines such to be necessary or appropriate under applicable laws and regulations or otherwise to comply with restrictions provided pursuant to Plan. The Company may, at its cost, register any securities issued under the Plan pursuant to applicable laws and regulations as determined by the Board. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of any Option or the issuance of share pursuant thereto comply with any law or regulations of any governmental authority.

         10. TAX WITHHOLDING. The Board shall have the right to require the deduction such sums which, under federal or state laws, will be required to be withheld with respect to the exercise of any Option; provided, however, in the alternative, the Board may require the Option holder or other person exercising such Option to pay such sums with its payment for the Option. Neither the Company nor any of its subsidiaries or affiliates shall have any obligation to advise any Option holder of the existence or the amount of such tax which may be required.

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         11. RIGHTS AS STOCKHOLDERS. No Optionee shall have rights of stockholders with respect to shares of Common Stock covered by the Option until the date of issuance of a stock certificate for such shares and the delivery thereof to the Optionee after the exercise of his Option.

         12. EFFECTIVENESS OF THE PLAN. The Plan as originally adopted by the Board was approved by the stockholders of Pointe Federal Savings Bank ("Pointe Federal") on _______________________; the Plan has become the stock option plan of the Company as a result of the Company's acquisition of Pointe Federal, which acquisition was approved by the Pointe Federal stockholders on April 29, 1994. No Common Stock shall be issued hereunder contrary to the provisions of the Company's Articles of Incorporation.

         13. MISCELLANEOUS.

         (a) Whenever the singular number is used herein, the same shall include the plural; and the masculine and/or feminine and natural and/or artificial person shall include all genders whenever and wherever the context so requires or permits.

         (b) References herein to the terms: (i) "subsidiary" shall mean any company which is controlled by the Company or by a company which is a subsidiary of the Company; and (ii) "company" shall mean any corporation, partnership, joint venture, or other legal entity.

         For purposes hereof, the Company shall be deemed to have "control" of the applicable company if the Company directly or indirectly or through one or more subsidiaries owns, controls or holds with power to vote to proxies representing, fifty percent (50%) or more of the voting shares or interests in such company.

         14. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Florida. In the event any provision of this Plan shall be deemed invalid, the remainder of this Plan, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby and shall continue to be binding and in force.

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                               FIRST AMENDMENT TO
                          POINTE FINANCIAL CORPORATION
                                 NON-STATUTORY
                      1994 STOCK OPTION PLAN (THE "PLAN")
                                 APRIL 30, 1996



         Paragraph 3 of the Plan is deleted and the following is substituted in its entirely:

         "Stock. The shares of stock of the Company available for the grant of Options under this Plan shall consist of the Company's authorized but unissued Common Stock (the "Common Stock") or shares of Common Stock held by the Company in its treasury or the number of kind of shares of stock or other securities which shall be substituted for said shares or to which said shares shall be adjusted, as provided in Paragraph 7 below. The number of shares for which Options may be granted shall not exceed a total of 200,000 shares (subject to adjustment as provided in Paragraph 7 of the Plan). In the event that any outstanding Option under the Plan for any reason shall lapse, expire or terminate, the shares of Common Stock allocable to the unexercised portion of such Option may again be made available for the granting of an Option under this Plan without being deemed to cause a reduction in the balance of shares of Common Stock available for the granting of Options."